Krispy Kreme Doughnuts, Inc.
Operating Metrics

Fiscal Year 2011
Q1
Same Store Sales (on-premises sales only):
Company stores	3.4%
Domestic Franchise stores	2.7
International Franchise stores	(7.7)
International Franchise stores, in constant dollars (1)	(17.6)

Off-Premises Metrics (Company stores only):
Average weekly number of doors served:
Grocers/mass merchants	5,499
Convenience stores	5,051

Average weekly sales per door:
Grocers/mass merchants	$263
Convenience stores	208

Systemwide Sales (in thousands): (2)
Company stores	$62,188
Domestic Franchise stores	62,478
International Franchise stores	74,574
International Franchise stores volume
increase over the prior year period	9.1%

Average Weekly Sales Per Store (in thousands): (3)(4)
Company stores:
Factory stores:
Commissaries — off-premises	$173.5
Dual-channel stores:
On-premises	31.6
Off-premises	38.6
Total	70.2
On-premises only stores	33.8
All factory stores	66.1
Satellite stores	18.4
All stores	58.0

Domestic Franchise stores:
Factory stores	$41.3
Satellite stores	13.8

International Franchise stores:
Factory stores	$35.5
Satellite stores	9.5

(1)	Represents the change in International Franchise same store sales computed by reconverting franchise store sales in each foreign country to U.S. dollars at a constant rate of exchange for all periods.

(2)	Excludes sales among Company and franchise stores.

(3)	Includes sales between Company and franchise stores.

(4)	Metrics include only stores open at period end.

Krispy Kreme Doughnuts, Inc.
Operating Metrics

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
Same Store Sales (on-premises sales only):
Company stores	2.1%	5.9%	3.8%	5.1%	4.2%	1.1%	3.5%
Domestic Franchise stores	2.4	0.6	1.5	1.0	1.4	(0.4)	0.9
International Franchise stores	(38.2)	(32.6)	(35.2)	(15.6)	(28.8)	(10.5)	(24.2)
International Franchise stores, in constant dollars (1)	(24.6)	(25.0)	(24.8)	(16.8)	(21.9)	(19.1)	(21.1)

Off-Premises Metrics (Company stores only):
Average weekly number of doors served:
Grocers/mass merchants	5,859	5,600	5,729	5,619	5,692	5,457	5,634
Convenience stores	5,625	5,266	5,445	5,230	5,373	5,019	5,285

Average weekly sales per door:
Grocers/mass merchants	$236	$246	$241	$241	$241	$246	$242
Convenience stores	212	208	210	210	210	203	208

Systemwide Sales (in thousands): (2)
Company stores	$65,636	$59,634	$125,270	$59,738	$185,008	$58,379	$243,387
Domestic Franchise stores	58,000	54,050	112,050	52,918	164,968	55,661	220,629
International Franchise stores	61,565	62,658	124,223	65,192	189,415	74,186	263,601
International Franchise stores volume
increase over the prior year period	12.4%	(5.9)%	2.6%	(0.4)%	1.7%	(1.8)%	0.8%

Average Weekly Sales Per Store (in thousands): (3)(4)
Company stores:
Factory stores:
Commissaries — off-premises	$166.7	$153.9	$160.3	$149.5	$156.7	$152.6	$155.7
Dual-channel stores:
On-premises	30.3	25.4	27.9	27.7	27.8	27.4	27.7
Off-premises	36.2	37.1	36.7	37.2	36.8	35.5	36.5
Total	66.5	62.5	64.5	64.9	64.6	62.9	64.2
On-premises only stores	35.0	30.6	32.8	31.8	32.4	32.3	32.4
All factory stores	65.3	59.9	62.6	61.3	62.2	60.6	61.8
Satellite stores	19.7	16.7	18.2	18.1	18.1	18.0	18.1
All stores	59.7	54.3	56.9	54.9	56.2	53.6	55.5

Domestic Franchise stores:
Factory stores	$39.7	$36.7	$38.2	$35.8	$37.4	$36.4	$37.2
Satellite stores	17.7	15.4	16.4	13.7	15.4	13.4	14.8

International Franchise stores:
Factory stores	$36.6	$34.8	$35.7	$35.7	$35.7	$37.6	$36.2
Satellite stores	8.9	9.0	9.0	9.0	9.0	10.4	9.4

(1)	Represents the change in International Franchise same store sales computed by reconverting franchise store sales in each foreign country to U.S. dollars at a constant rate of exchange for all periods.

(2)	Excludes sales among Company and franchise stores.

(3)	Includes sales between Company and franchise stores.

(4)	Metrics include only stores open at January 31, 2010.

Krispy Kreme Doughnuts, Inc.
Operating Metrics

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
Same Store Sales (on-premises sales only):
Company stores	1.2%	(4.1)%	(1.3)%	(1.3)%	(1.3)%	0.9%	(0.7)%
Domestic Franchise stores	(3.6)	(4.5)	(4.0)	(4.5)	(4.2)	(0.3)	(3.3)
International Franchise stores	(9.0)	(18.5)	(14.1)	(26.0)	(18.3)	(34.7)	(23.4)
International Franchise stores, in constant dollars(1)	(13.8)	(21.2)	(17.9)	(18.6)	(18.1)	(19.7)	(18.6)

Off-Premises Metrics (Company stores only):(2)
Average weekly number of doors served:
Grocers/mass merchants	6,492	6,354	6,423	6,273	6,373	6,103	6,306
Convenience stores	6,156	6,028	6,092	5,940	6,041	5,817	5,985

Average weekly sales per door:
Grocers/mass merchants	$227	$220	$223	$211	$219	$218	$219
Convenience stores	227	220	223	214	220	207	217

Systemwide Sales (in thousands):(3)
Company stores	$71,896	$64,684	$136,580	$64,216	$200,796	$63,092	$263,888
Domestic Franchise stores	64,382	60,508	124,890	56,502	181,392	54,166	235,558
International Franchise stores	65,081	74,360	139,441	65,544	204,985	68,069	273,054
International Franchise stores volume
increase over the prior year period	59.6%	62.1%	61.0%	45.2%	55.2%	24.6%	45.2%

Average Weekly Sales Per Store (in thousands):(4)(5)
Company stores:
Factory stores:
Commissaries — off-premises	$162.5	$169.1	$165.8	$163.8	$165.1	$162.9	$164.6
Dual-channel stores:
On-premises	29.5	23.8	26.6	26.4	26.5	26.8	26.6
Off-premises	39.6	38.1	38.8	36.7	38.1	35.7	37.5
Total	69.0	61.8	65.4	63.1	64.6	62.5	64.1
On-premises only stores	33.5	28.7	31.1	30.0	30.7	32.8	31.2
All factory stores	66.0	60.6	63.3	61.4	62.7	61.8	62.5
Satellite stores	19.1	16.1	17.6	17.2	17.5	18.3	17.7
All stores	60.0	55.4	57.7	56.2	57.2	56.6	57.1

Domestic Franchise stores:
Factory stores	$42.6	$40.3	$41.4	$38.2	$40.3	$36.6	$39.4
Satellite stores	15.5	15.4	15.4	15.0	15.3	15.7	15.4

International Franchise stores:
Factory stores	$50.7	$50.8	$50.8	$43.3	$48.1	$42.9	$46.7
Satellite stores	14.4	15.5	15.0	11.4	13.6	9.6	12.3

(1)	Represents the change in International Franchise same store sales computed by reconverting franchise store sales in each foreign country to U.S. dollars at a constant rate of exchange for all periods.

(2)	Metrics excludes off-premises sales by Company stores in Eastern Canada, which the Company refranchised in the fourth quarter of fiscal 2009 as the data for these stores was not available.

(3)	Excludes sales among Company and franchise stores.

(4)	Includes sales between Company and franchise stores.

(5)	Metrics include only stores open at January 31, 2010.

Krispy Kreme Doughnuts, Inc.
Systemwide Store Information

Fiscal Year 2011
Q1
Number of Stores Open At Period End:
Company stores:
Factory:
Commissaries	6
Dual-channel stores	38
On-premises only stores	25
Satellite stores	14
Total Company stores	83

Domestic Franchise stores:
Factory stores	103
Satellite stores	37
Total Domestic Franchise stores	140

International Franchise stores:
Factory stores	100
Satellite stores	293
Total International Franchise stores	393
Total systemwide stores	616

Fiscal Year 2011
Q1
Store Operating Weeks:
Company stores:
Factory stores:
Commissaries	78
Dual-channel stores	494
On-premises only stores	325
Satellite stores	182

Domestic Franchise stores: (1)
Factory stores	1,339
Satellite stores	481

International Franchise stores: (1)
Factory stores	1,153
Satellite stores	3,526

(1)	Metrics include only stores open at period end.

Krispy Kreme Doughnuts, Inc.
Systemwide Store Information

	Fiscal Year 2010
	Q1	Q2	Q3	Q4
Number of Stores Open At Period End:
Company stores:
Factory:
Commissaries	6	6	6	6
Dual-channel stores	47	45	40	38
On-premises only stores	27	26	25	25
Satellite stores	11	12	13	14
Total Company stores	91	89	84	83

Domestic Franchise stores:
Factory stores	102	100	101	104
Satellite stores	28	33	37	37
Total Domestic Franchise stores	130	133	138	141

International Franchise stores:
Factory stores	95	93	93	95
Satellite stores	220	233	248	263
Total International Franchise stores	315	326	341	358
Total systemwide stores	536	548	563	582

	Fiscal Year 2010
	Q1	Q2	Q3	Q4	YTD
Store Operating Weeks:
Company stores:
Factory stores:
Commissaries	78	78	78	78	312
Dual-channel stores	710	675	606	550	2,541
On-premises only stores	299	312	307	299	1,217
Satellite stores	122	135	153	182	592

Domestic Franchise stores: (1)
Factory stores	1,312	1,313	1,322	1,377	5,324
Satellite stores	286	360	391	412	1,449

International Franchise stores: (1)
Factory stores	1,068	1,066	1,075	1,094	4,303
Satellite stores	2,399	2,711	2,915	3,152	11,177

(1)	Metrics include only stores open at January 31, 2010.

Krispy Kreme Doughnuts, Inc.
Systemwide Store Information

	Fiscal Year 2009
	Q1	Q2	Q3	Q4
Number of Stores Open At Period End:
Company stores:
Factory:
Commissaries	6	6	6	6
Dual-channel stores	61	57	55	51
On-premises only stores	26	25	25	26
Satellite stores	12	12	11	10
Total Company stores	105	100	97	93

Domestic Franchise stores:
Factory stores	113	111	107	104
Satellite stores	26	27	28	28
Total Domestic Franchise stores	139	138	135	132

International Franchise stores:
Factory stores	83	87	91	94
Satellite stores	143	169	186	204
Total International Franchise stores	226	256	277	298
Total systemwide stores	470	494	509	523

	Fiscal Year 2009
	Q1	Q2	Q3	Q4	YTD
Store Operating Weeks:
Company stores:
Factory stores:
Commissaries	78	78	78	78	312
Dual-channel stores	832	813	793	753	3,191
On-premises only stores	299	299	299	299	1,196
Satellite stores	130	123	117	117	487

Domestic Franchise stores: (1)
Factory stores	1,248	1,264	1,273	1,313	5,098
Satellite stores	260	268	272	285	1,085

International Franchise stores: (1)
Factory stores	831	891	940	1,052	3,714
Satellite stores	1,374	1,665	1,990	2,245	7,274

(1)	Metrics include only stores open at January 31, 2010.

Krispy Kreme Doughnuts, Inc.
Consolidated Segment Information

Fiscal Year 2011
Q1
(Dollars in thousands)
Revenues by business segment:
Company Stores	$62,534
Domestic Franchise	2,200
International Franchise	4,760
KK Supply Chain:
Total revenues	45,905
Less – intersegment sales elimination	(23,282)
External KK Supply Chain revenues	22,623
Total revenues	$92,117

Segment revenues as a percentage of total revenues: (1)
Company Stores	67.9%
Domestic Franchise	2.4
International Franchise	5.2
KK Supply Chain (external sales)	24.6
100.0%

Operating income (loss):
Company Stores	$(31)
Domestic Franchise	1,154
International Franchise	3,486
KK Supply Chain	8,690
Total segment operating income	13,299
Unallocated general and administrative expenses	(5,945)
Impairment charges and lease termination costs	(1,299)
Consolidated operating income	$6,055

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
Consolidated Segment Information

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(Dollars in thousands)
Revenues by business segment:
Company Stores	$65,857	$59,853	$125,710	$60,020	$185,730	$60,643	$246,373
Domestic Franchise	2,051	1,802	3,853	1,945	5,798	2,009	7,807
International Franchise	3,878	3,806	7,684	3,583	11,267	4,640	15,907
KK Supply Chain:
Total revenues	44,858	37,754	82,612	39,314	121,926	40,201	162,127
Less – intersegment sales elimination	(23,224)	(20,485)	(43,709)	(21,262)	(64,971)	(20,723)	(85,694)
External KK Supply Chain revenues	21,634	17,269	38,903	18,052	56,955	19,478	76,433
Total revenues	$93,420	$82,730	$176,150	$83,600	$259,750	$86,770	$346,520

Segment revenues as a percentage of total revenues: (1)
Company Stores	70.5%	72.3%	71.4%	71.8%	71.5%	69.9%	71.1%
Domestic Franchise	2.2	2.2	2.2	2.3	2.2	2.3	2.3
International Franchise	4.2	4.6	4.4	4.3	4.3	5.3	4.6
KK Supply Chain (external sales)	23.2	20.9	22.1	21.6	21.9	22.4	22.1
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Operating income (loss):
Company Stores	$2,944	$1,387	$4,331	$(1,380)	$2,951	$(663)	$2,288
Domestic Franchise	1,180	434	1,614	811	2,425	843	3,268
International Franchise	2,435	1,943	4,378	2,117	6,495	3,401	9,896
KK Supply Chain	8,139	5,687	13,826	5,549	19,375	6,587	25,962
Total segment operating income	14,698	9,451	24,149	7,097	31,246	10,168	41,414
Unallocated general and administrative expenses	(6,563)	(5,052)	(11,615)	(6,355)	(17,970)	(5,767)	(23,737)
Impairment charges and lease termination costs	(2,357)	(1,456)	(3,813)	(109)	(3,922)	(1,981)	(5,903)
Consolidated operating income	$5,778	$2,943	$8,721	$633	$9,354	$2,420	$11,774

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
Consolidated Segment Information

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(Dollars in thousands)
Revenues by business segment:
Company Stores	$72,182	$65,071	$137,253	$64,708	$201,961	$63,929	$265,890
Domestic Franchise	2,046	2,249	4,295	1,882	6,177	1,865	8,042
International Franchise	4,466	4,378	8,844	4,511	13,355	4,140	17,495
KK Supply Chain:
Total revenues	51,603	47,342	98,945	47,804	146,749	44,707	191,456
Less – intersegment sales elimination	(26,247)	(24,314)	(50,561)	(24,078)	(74,639)	(22,722)	(97,361)
External KK Supply Chain revenues	25,356	23,028	48,384	23,726	72,110	21,985	94,095
Total revenues	$104,050	$94,726	$198,776	$94,827	$293,603	$91,919	$385,522

Segment revenues as a percentage of total revenues: (1)
Company Stores	69.4%	68.7%	69.0%	68.2	68.8%	69.5%	69.0%
Domestic Franchise	2.0	2.4	2.2	2.0	2.1	2.0	2.1
International Franchise	4.3	4.6	4.4	4.8	4.5	4.5	4.5
KK Supply Chain (external sales)	24.4	24.3	24.3	25.0	24.6	23.9	24.4
	100.0%	100.0%	100.0%	100.0	100.0%	100.0%	100.0%

Operating income (loss):
Company Stores	$(294)	$(4,221)	$(4,515)	$(4,470)	$(8,985)	$(828)	$(9,813)
Domestic Franchise	1,120	1,523	2,643	1,157	3,800	1,165	4,965
International Franchise	3,322	2,375	5,697	3,031	8,728	2,822	11,550
KK Supply Chain	7,992	3,999	11,991	5,449	17,440	5,829	23,269
Total segment operating income	12,140	3,676	15,816	5,167	20,983	8,988	29,971
Unallocated general and administrative expenses	(7,172)	(5,028)	(12,200)	(6,134)	(18,334)	(6,328)	(24,662)
Impairment charges and lease termination costs	645	348	993	(345)	648	(1,196)	(548)
Consolidated operating income (loss)	$5,613	$(1,004)	$4,609	$(1,312)	$3,297	$1,464	$4,761

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
Company Store Segment Operating Results

Fiscal Year 2011
Q1
(In thousands)
Revenues:
On-premises sales:
Retail sales	$25,406
Fundraising sales	4,647
Total on-premises sales	30,053
Off-premises sales:
Grocers/mass merchants	18,651
Convenience stores	13,164
Other off-premises	666
Total off-premises sales	32,481
Total revenues	62,534

Operating expenses:
Cost of sales:
Food, beverage and packaging	22,979
Shop labor	12,214
Delivery labor	5,261
Employee benefits	4,732
Total cost of sales	45,186
Vehicle costs	3,054
Occupancy	2,426
Utilities expense	1,410
Depreciation expense	1,395
Other operating expenses	4,825
Total store level costs	58,296
Store operating income	4,238
Other segment operating costs	3,144
Allocated corporate overhead	1,125
Segment operating loss	$(31)

Percentage of Total
Revenues (1)
Fiscal Year 2011
Q1
Revenues:
On-premises sales:
Retail sales	40.6%
Fundraising sales	7.4
Total on-premises sales	48.1
Off-premises sales:
Grocers/mass merchants	29.8
Convenience stores	21.1
Other off-premises	1.1
Total off-premises sales	51.9
Total revenues	100.0

Operating expenses:
Cost of sales:
Food, beverage and packaging	36.7
Shop labor	19.5
Delivery labor	8.4
Employee benefits	7.6
Total cost of sales	72.3
Vehicle costs	4.9
Occupancy	3.9
Utilities expense	2.3
Depreciation expense	2.2
Other operating expenses	7.7
Total store level costs	93.2
Store operating income	6.8
Other segment operating costs	5.0
Allocated corporate overhead	1.8
Segment operating loss	(0.0)%

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
Company Store Segment Operating Results

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
On-premises sales:
Retail sales	$27,706	$25,022	$52,728	$24,682	$77,410	$26,446	$103,856
Fundraising sales	4,498	2,553	7,051	3,753	10,804	2,677	13,481
Total on-premises sales	32,204	27,575	59,779	28,435	88,214	29,123	117,337
Off-premises sales:
Grocers/mass merchants	17,902	17,839	35,741	17,413	53,154	17,798	70,952
Convenience stores	15,171	13,894	29,065	13,555	42,620	12,831	55,451
Other off-premises	580	545	1,125	617	1,742	629	2,371
Total off-premises sales	33,653	32,278	65,931	31,585	97,516	31,258	128,774
Other revenues	-	-	-	-	-	262	262
Total revenues	65,857	59,853	125,710	60,020	185,730	60,643	246,373

Operating expenses:
Cost of sales:
Food, beverage and packaging	22,105	20,231	42,336	20,910	63,246	21,305	84,551
Shop labor	12,536	11,956	24,492	11,938	36,430	12,284	48,714
Delivery labor	5,687	5,258	10,945	5,211	16,156	5,124	21,280
Employee benefits	5,039	4,543	9,582	5,259	14,841	4,304	19,145
Total cost of sales	45,367	41,988	87,355	43,318	130,673	43,017	173,690
Vehicle costs	2,862	2,604	5,466	3,081	8,547	2,944	11,491
Occupancy	3,025	2,650	5,675	2,366	8,041	2,099	10,140
Utilities expense	1,610	1,406	3,016	1,451	4,467	1,270	5,737
Depreciation expense	1,496	1,519	3,015	1,694	4,709	1,584	6,293
Settlement of litigation	-	-	-	750	750	950	1,700
Other operating expenses	4,638	4,392	9,030	4,603	13,633	5,481	19,114
Total store level costs	58,998	54,559	113,557	57,263	170,820	57,345	228,165
Store operating income	6,859	5,294	12,153	2,757	14,910	3,298	18,208
Other segment operating costs	2,328	2,341	4,669	2,560	7,229	2,338	9,567
Allocated corporate overhead	1,587	1,566	3,153	1,577	4,730	1,623	6,353
Segment operating income (loss)	$2,944	$1,387	$4,331	$(1,380)	$2,951	$(663)	$2,288

	Percentage of Total Revenues (1)
	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
Revenues:
On-premises sales:
Retail sales	42.1%	41.8%	41.9%	41.1%	41.7%	43.6%	42.2%
Fundraising sales	6.8	4.3	5.6	6.3	5.8	4.4	5.5
Total on-premises sales	48.9	46.1	47.6	47.4	47.5	48.0	47.6
Off-premises sales:
Grocers/mass merchants	27.2	29.8	28.4	29.0	28.6	29.3	28.8
Convenience stores	23.0	23.2	23.1	22.6	22.9	21.2	22.5
Other off-premises	0.9	0.9	0.9	1.0	0.9	1.0	1.0
Total off-premises sales	51.1	53.9	52.4	52.6	52.5	51.5	52.3
Other revenues	-	-	-	-	-	0.4	0.1
Total revenues	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Operating expenses:
Cost of sales:
Food, beverage and packaging	33.6	33.8	33.7	34.8	34.1	35.1	34.3
Shop labor	19.0	20.0	19.5	19.9	19.6	20.3	19.8
Delivery labor	8.6	8.8	8.7	8.7	8.7	8.4	8.6
Employee benefits	7.7	7.6	7.6	8.8	8.0	7.1	7.8
Total cost of sales	68.9	70.2	69.5	72.2	70.4	70.9	70.5
Vehicle costs	4.3	4.4	4.3	5.1	4.6	4.9	4.7
Occupancy	4.6	4.4	4.5	3.9	4.3	3.5	4.1
Utilities expense	2.4	2.3	2.4	2.4	2.4	2.1	2.3
Depreciation expense	2.3	2.5	2.4	2.8	2.5	2.6	2.6
Settlement of litigation	-	-	-	1.2	0.4	1.6	0.7
Other operating expenses	7.0	7.3	7.2	7.7	7.3	9.0	7.8
Total store level costs	89.6	91.2	90.3	95.4	92.0	94.6	92.6
Store operating income	10.4	8.8	9.7	4.6	8.0	5.4	7.4
Other segment operating costs	3.5	3.9	3.7	4.3	3.9	3.9	3.9
Allocated corporate overhead	2.4	2.6	2.5	2.6	2.5	2.7	2.6
Segment operating income (loss)	4.5%	2.3%	3.4%	(2.3)%	1.6%	(1.1)%	0.9%

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
Company Store Segment Operating Results

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
On-premises sales:
Retail sales	$28,874	$25,190	$54,064	$25,622	$79,686	$27,456	$107,142
Fundraising sales	4,270	2,645	6,915	3,789	10,704	2,556	13,260
Total on-premises sales	33,144	27,835	60,979	29,411	90,390	30,012	120,402
Off-premises sales:
Grocers/mass merchants	20,246	19,319	39,565	18,220	57,785	17,771	75,556
Convenience stores	18,015	17,106	35,121	16,391	51,512	15,559	67,071
Other off-premises	777	811	1,588	686	2,274	587	2,861
Total off-premises sales	39,038	37,236	76,274	35,297	111,571	33,917	145,488
Total revenues	72,182	65,071	137,253	64,708	201,961	63,929	265,890

Operating expenses:
Cost of sales:
Food, beverage and packaging	25,528	24,109	49,637	23,869	73,506	22,702	96,208
Shop labor	14,018	13,171	27,189	13,208	40,397	12,716	53,113
Delivery labor	6,721	6,447	13,168	6,232	19,400	6,019	25,419
Employee benefits	5,888	4,647	10,535	5,592	16,127	5,142	21,269
Total cost of sales	52,155	48,374	100,529	48,901	149,430	46,579	196,009
Vehicle costs	4,515	5,208	9,723	4,528	14,251	2,626	16,877
Occupancy	2,986	3,049	6,035	3,303	9,338	2,887	12,225
Utilities expense	1,828	1,851	3,679	1,880	5,559	1,677	7,236
Depreciation expense	1,628	1,678	3,306	1,548	4,854	1,548	6,402
Other operating expenses	5,232	5,319	10,551	5,275	15,826	5,253	21,079
Total store level costs	68,344	65,479	133,823	65,435	199,258	60,570	259,828
Store operating income (loss)	3,838	(408)	3,430	(727)	2,703	3,359	6,062
Other segment operating costs	2,659	2,354	5,013	2,298	7,311	2,720	10,031
Allocated corporate overhead	1,473	1,459	2,932	1,445	4,377	1,467	5,844
Segment operating loss	$(294)	$(4,221)	$(4,515)	$(4,470)	$(8,985)	$(828)	$(9,813)

	Percentage of Total Revenues (1)
	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
Revenues:
On-premises sales:
Retail sales	40.0	38.7	39.4	39.6	39.5	42.9	40.3%
Fundraising sales	5.9	4.1	5.0	5.9	5.3	4.0	5.0
Total on-premises sales	45.9	42.8	44.4	45.5	44.8	46.9	45.3
Off-premises sales:
Grocers/mass merchants	28.0	29.7	28.8	28.2	28.6	27.8	28.4
Convenience stores	25.0	26.3	25.6	25.3	25.5	24.3	25.2
Other off-premises	1.1	1.2	1.2	1.1	1.1	0.9	1.1
Total off-premises sales	54.1	57.2	55.6	54.5	55.2	53.1	54.7
Total revenues	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Operating expenses:
Cost of sales:
Food, beverage and packaging	35.4	37.1	36.2	36.9	36.4	35.5	36.2
Shop labor	19.4	20.2	19.8	20.4	20.0	19.9	20.0
Delivery labor	9.3	9.9	9.6	9.6	9.6	9.4	9.6
Employee benefits	8.2	7.1	7.7	8.6	8.0	8.0	8.0
Total cost of sales	72.3	74.3	73.2	75.6	74.0	72.9	73.7
Vehicle costs	6.3	8.0	7.1	7.0	7.1	4.1	6.3
Occupancy	4.1	4.7	4.4	5.1	4.6	4.5	4.6
Utilities expense	2.5	2.8	2.7	2.9	2.8	2.6	2.7
Depreciation expense	2.3	2.6	2.4	2.4	2.4	2.4	2.4
Other operating expenses	7.2	8.2	7.7	8.2	7.8	8.2	7.9
Total store level costs	94.7	100.6	97.5	101.1	98.7	94.7	97.7
Store operating income (loss)	5.3	(0.6)	2.5	(1.1)	1.3	5.3	2.3
Other segment operating costs	3.7	3.6	3.7	3.6	3.6	4.3	3.8
Allocated corporate overhead	2.0	2.2	2.1	2.2	2.2	2.3	2.2
Segment operating loss	(0.4)	(6.5)	(3.3)	(6.9)	(4.4)	(1.3)	(3.7)%

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
Company Store Segment Operating Metrics

Fiscal Year 2011
Q1
On-premises:
Change in same store sales	3.4%
Off-premises:
Grocers/mass merchants:
Change in average weekly number of doors	(6.1)%
Change in average weekly sales per door	11.4%
Convenience stores:
Change in average weekly number of doors	(10.2)%
Change in average weekly sales per door	(1.9)%

Krispy Kreme Doughnuts, Inc.
Company Store Segment Operating Metrics

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
On-premises:
Change in same store sales	2.1%	5.9%	3.8%	5.1%	4.2%	1.1%	3.5%
Off-premises:
Grocers/mass merchants:
Change in average weekly number of doors	(9.8)%	(11.9)%	(10.8)%	(10.4)%	(10.7)%	(10.6)%	(10.7)%
Change in average weekly sales per door	4.0%	11.8%	8.1%	14.2%	10.0%	12.8%	10.5%
Convenience stores:
Change in average weekly number of doors	(8.6)%	(12.6)%	(10.6)%	(12.0)%	(11.1)%	(13.7)%	(11.7)%
Change in average weekly sales per door	(6.6)%	(5.5)%	(5.8)%	(1.9)%	(4.5)%	(1.9)%	(4.1)%

Krispy Kreme Doughnuts, Inc.
Company Store Segment Operating Metrics

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
On-premises:
Change in same store sales	1.2%	(4.1)%	(1.3)%	(1.3)%	(1.3)%	0.9%	(0.7)%
Off-premises:
Grocers/mass merchants:
Change in average weekly number of doors	(9.5)%	(10.2)%	(9.8)%	(5.8)%	(8.6)	(6.5)%	(8.0)%
Change in average weekly sales per door	(5.0)%	(6.0)%	(5.5)%	(8.3)%	(6.4)	0.5%	(4.8)%
Convenience stores:
Change in average weekly number of doors	(2.3)%	(5.5)%	(3.9)%	(5.5)%	(4.5)	(6.8)%	(5.0)%
Change in average weekly sales per door	(13.0)%	(10.6)%	(12.2)%	(10.5)%	(11.6)	(8.4)%	(10.7)%

Krispy Kreme Doughnuts, Inc.
Domestic Franchise Segment Operating Results

Fiscal Year 2011
Q1
(In thousands)
Revenues:
Royalties	$2,063
Other	137
Total revenues	2,200

Operating expenses:
Segment operating expenses	891
Depreciation expense	55
Allocated corporate overhead	100
Total operating expenses	1,046
Segment operating income	$1,154

Krispy Kreme Doughnuts, Inc.
Domestic Franchise Segment Operating Results

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
Royalties	$1,997	$1,748	$3,745	$1,891	$5,636	$1,906	$7,542
Development and franchise fees	-	-	-	-	-	50	50
Other	54	54	108	54	162	53	215
Total revenues	2,051	1,802	3,853	1,945	5,798	2,009	7,807

Operating expenses:
Segment operating expenses	739	1,238	1,977	1,009	2,986	1,030	4,016
Depreciation expense	21	22	43	14	57	14	71
Allocated corporate overhead	111	108	219	111	330	122	452
Total operating expenses	871	1,368	2,239	1,134	3,373	1,166	4,539
Segment operating income	$1,180	$434	$1,614	$811	$2,425	$843	$3,268

Krispy Kreme Doughnuts, Inc.
Domestic Franchise Segment Operating Results

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
Royalties	$1,977	$2,194	$4,171	$1,828	$5,999	$1,811	$7,810
Development and franchise fees	2	1	3	-	3	-	3
Other	67	54	121	54	175	54	229
Total revenues	2,046	2,249	4,295	1,882	6,177	1,865	8,042

Operating expenses:
Segment operating expenses	860	668	1,528	672	2,200	638	2,838
Depreciation expense	21	22	43	21	64	22	86
Allocated corporate overhead	45	36	81	32	113	40	153
Total operating expenses	926	726	1,652	725	2,377	700	3,077
Segment operating income	$1,120	$1,523	$2,643	$1,157	$3,800	$1,165	$4,965

Krispy Kreme Doughnuts, Inc.
International Franchise Segment Operating Results

Fiscal Year 2011
Q1
(In thousands)
Revenues:
Royalties	$3,884
Development and franchise fees	876
Total revenues	4,760

Operating expenses:
Segment operating expenses	948
Depreciation expense	1
Allocated corporate overhead	325
Total operating expenses	1,274
Segment operating income	$3,486

Krispy Kreme Doughnuts, Inc.
International Franchise Segment Operating Results

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
Royalties	$3,470	$3,484	$6,954	$3,165	$10,119	$4,045	$14,164
Development and franchise fees	408	322	730	418	1,148	595	1,743
Total revenues	3,878	3,806	7,684	3,583	11,267	4,640	15,907

Operating expenses:
Segment operating expenses	1,170	1,604	2,774	1,198	3,972	954	4,926
Allocated corporate overhead	273	259	532	268	800	285	1,085
Total operating expenses	1,443	1,863	3,306	1,466	4,772	1,239	6,011
Segment operating income	$2,435	$1,943	$4,378	$2,117	$6,495	$3,401	$9,896

Krispy Kreme Doughnuts, Inc.
International Franchise Segment Operating Results

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
Royalties	$3,762	$3,804	$7,566	$3,698	$11,264	$3,678	$14,942
Development and franchise fees	645	540	1,185	813	1,998	462	2,460
Other	59	34	93	-	93	-	93
Total revenues	4,466	4,378	8,844	4,511	13,355	4,140	17,495

Operating expenses:
Segment operating expenses	901	1,775	2,676	1,257	3,933	1,083	5,016
Allocated corporate overhead	243	228	471	223	694	235	929
Total operating expenses	1,144	2,003	3,147	1,480	4,627	1,318	5,945
Segment operating income	$3,322	$2,375	$5,697	$3,031	$8,728	$2,822	$11,550

Krispy Kreme Doughnuts, Inc.
KK Supply Chain Segment Operating Results

Fiscal Year 2011
Q1
(In thousands)
Revenues:
Doughnut mixes	$16,060
Other ingredients, packaging and supplies	27,838
Equipment	1,808
Fuel surcharge	199
Total revenues before intersegment sales elimination	45,905

Operating expenses:
Cost of sales:
Cost of goods produced and purchased	29,505
Inbound freight	870
Total cost of sales	30,375
Distribution costs:
Outbound freight	2,539
Other distribution costs	941
Total distribution costs	3,480
Other segment operating costs	2,873
Depreciation expense	212
Allocated corporate overhead	275
Total operating costs	37,215
Segment operating income	$8,690

Percentage of
Total Revenues
Before Intersegment
Sales Elimination (1)
Fiscal Year 2011
Q1
Revenues:
Doughnut mixes	35.0%
Other ingredients, packaging and supplies	60.6
Equipment	3.9
Fuel surcharge	0.4
Total revenues before intersegment sales elimination	100.0

Operating expenses:
Cost of sales:
Cost of goods produced and purchased	64.3
Inbound freight	1.9
Total cost of sales	66.2
Distribution costs:
Outbound freight	5.5
Other distribution costs	2.0
Total distribution costs	7.6
Other segment operating costs	6.3
Depreciation expense	0.5
Allocated corporate overhead	0.6
Total operating costs	81.1
Segment operating income	18.9%

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
KK Supply Chain Segment Operating Results

	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
Doughnut mixes	$16,965	$13,032	$29,997	$14,096	$44,093	$14,239	$58,332
Other ingredients, packaging and supplies	25,986	23,462	49,448	23,732	73,180	24,442	97,622
Equipment	1,907	1,260	3,167	1,486	4,653	1,520	6,173
Total revenues before intersegment sales elimination	44,858	37,754	82,612	39,314	121,926	40,201	162,127

Operating expenses:
Cost of sales:
Cost of goods produced and purchased	29,109	26,023	55,132	26,952	82,084	26,418	108,502
Inbound freight	1,037	845	1,882	852	2,734	749	3,483
Total cost of sales	30,146	26,868	57,014	27,804	84,818	27,167	111,985
Distribution costs:
Outbound freight	2,627	2,404	5,031	2,276	7,307	2,700	10,007
Other distribution costs	1,105	801	1,906	785	2,691	681	3,372
Total distribution costs	3,732	3,205	6,937	3,061	9,998	3,381	13,379
Other segment operating costs	2,332	1,489	3,821	2,395	6,216	2,535	8,751
Depreciation expense	227	223	450	219	669	214	883
Allocated corporate overhead	282	282	564	286	850	317	1,167
Total operating costs	36,719	32,067	68,786	33,765	102,551	33,614	136,165
Segment operating income	$8,139	$5,687	$13,826	$5,549	$19,375	$6,587	$25,962

	Percentage of Total Revenues Before Intersegment Sales Elimination (1)
	Fiscal Year 2010
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
Revenues:
Doughnut mixes	37.8%	34.5%	36.3%	35.9%	36.2%	35.4%	36.0%
Other ingredients, packaging and supplies	57.9	62.1	59.9	60.4	60.0	60.8	60.2
Equipment	4.3	3.3	3.8	3.8	3.8	3.8	3.8
Total revenues before intersegment sales elimination	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Operating expenses:
Cost of sales:
Cost of goods produced and purchased	64.9	68.9	66.7	68.6	67.3	65.7	66.9
Inbound freight	2.3	2.2	2.3	2.2	2.2	1.9	2.1
Total cost of sales	67.2	71.2	69.0	70.7	69.6	67.6	69.1
Distribution costs:
Outbound freight	5.9	6.4	6.1	5.8	6.0	6.7	6.2
Other distribution costs	2.5	2.1	2.3	2.0	2.2	1.7	2.1
Total distribution costs	8.3	8.5	8.4	7.8	8.2	8.4	8.3
Other segment operating costs	5.2	3.9	4.6	6.1	5.1	6.3	5.4
Depreciation expense	0.5	0.6	0.5	0.6	0.5	0.5	0.5
Allocated corporate overhead	0.6	0.7	0.7	0.7	0.7	0.8	0.7
Total operating costs	81.9	84.9	83.3	85.9	84.1	83.6	84.0
Segment operating income	18.1%	15.1%	16.7%	14.1%	15.9%	16.4%	16.0%

(1)	Percentage amounts may not add to totals due to rounding.

Krispy Kreme Doughnuts, Inc.
KK Supply Chain Segment Operating Results

	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
	(In thousands)
Revenues:
Doughnut mixes	$20,183	$17,990	$38,173	$17,939	$56,112	$17,200	$73,312
Other ingredients, packaging and supplies	28,200	26,235	54,435	26,355	80,790	25,264	106,054
Equipment	2,336	2,033	4,369	2,453	6,822	1,927	8,749
Fuel surcharge	884	1,084	1,968	1,057	3,025	316	3,341
Total revenues before intersegment sales elimination	51,603	47,342	98,945	47,804	146,749	44,707	191,456

Operating expenses:
Cost of sales:
Cost of goods produced and purchased	35,289	33,134	68,423	33,074	101,497	30,097	131,594
Inbound freight	1,950	2,283	4,233	1,750	5,983	1,567	7,550
Total cost of sales	37,239	35,417	72,656	34,824	107,480	31,664	139,144
Distribution costs:
Outbound freight	3,128	5,003	8,131	2,868	10,999	2,807	13,806
Other distribution costs	338	336	674	1,262	1,936	1,421	3,357
Total distribution costs	3,466	5,339	8,805	4,130	12,935	4,228	17,163
Other segment operating costs	2,288	2,002	4,290	2,813	7,103	2,393	9,496
Depreciation expense	262	255	517	248	765	254	1,019
Allocated corporate overhead	356	330	686	340	1,026	339	1,365
Total operating costs	43,611	43,343	86,954	42,355	129,309	38,878	168,187
Segment operating income	$7,992	$3,999	$11,991	$5,449	$17,440	$5,829	$23,269

	Percentage of Total Revenues Before Intersegment Sales Elimination (1)
	Fiscal Year 2009
	Q1	Q2	Q2 YTD	Q3	Q3 YTD	Q4	Q4 YTD
Revenues:
Doughnut mixes	39.1%	38.0%	38.6%	37.5%	38.2%	38.5%	38.3%
Other ingredients, packaging and supplies	54.6	55.4	55.0	55.1	55.1	56.5	55.4
Equipment	4.5	4.3	4.4	5.1	4.6	4.3	4.6
Fuel surcharge	1.7	2.3	2.0	2.2	2.1	0.7	1.7
Total revenues before intersegment sales elimination	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Operating expenses:
Cost of sales:
Cost of goods produced and purchased	68.4	70.0	69.2	69.2	69.2	67.3	68.7
Inbound freight	3.8	4.8	4.3	3.7	4.1	3.5	3.9
Total cost of sales	72.2	74.8	73.4	72.8	73.2	70.8	72.7
Distribution costs:
Outbound freight	6.1	10.6	8.2	6.0	7.5	6.3	7.2
Other distribution costs	0.7	0.7	0.7	2.6	1.3	3.2	1.8
Total distribution costs	6.7	11.3	8.9	8.6	8.8	9.5	9.0
Other segment operating costs	4.4	4.2	4.3	5.9	4.8	5.4	5.0
Depreciation expense	0.5	0.5	0.5	0.5	0.5	0.6	0.5
Allocated corporate overhead	0.7	0.7	0.7	0.7	0.7	0.8	0.7
Total operating costs	84.5	91.6	87.9	88.6	88.1	87.0	87.8
Segment operating income	15.5%	8.4%	12.1%	11.4%	11.9%	13.0	12.2%

(1)	Percentage amounts may not add to totals due to rounding.